UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

LORD ABBETT DEVELOPING GROWTH FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Thomas R. Phillips, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2014

Item 1:	Report(s) to Shareholders.

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Developing Growth Fund

For the fiscal year ended July 31, 2014

Table of Contents

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

24	Notes to Financial Statements

33	Report of Independent Registered Public Accounting Firm

34	Supplemental Information to Shareholders

Lord Abbett Developing Growth Fund
Annual Report

For the fiscal year ended July 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Developing Growth Fund for the fiscal year ended July 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best Regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended July 31, 2014, the Developing Growth Fund returned 10.49%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index1, which returned 8.93% over the same period.

Equity markets saw considerable gains in the trailing 12-month period, with the S&P 500® Index2 reaching a new all-time high in the last week of the month (as of July 24, 2014). Despite the general trend upward over this timeframe, there were a few periods of short-term volatility, most notably in August 2013, when the S&P 500 dropped by 3.1% on fears of an escalating crisis in Syria, and in January 2014, when the S&P 500 dropped by 3.6%. Finally, the U.S. economy contracted by 2.1% in the first quarter of 2014, the worst quarterly gross domestic product (GDP) number since the first quarter of 2009. The equity markets, however, were not materially affected by this downward revision from initial estimates, and the consensus view was that this contraction was “temporary.”

We were pleased with the Fund’s outperformance during the period. Security selection within the health care sector contributed most to relative performance. Within this sector, positions in Incyte Corp. and Intercept Pharmaceuticals were the top contributors to the relative outperformance. Shares of Incyte Corp., a biopharmaceutical company focused on the discovery, development, and commercialization of small molecule drugs, returned more than 84% during this period. Incyte announced positive results from two Phase II clinical trials utilizing its oral JAK1 Inhibitor (claimed to be the first and only Food and Drug Administration-approved JAK1/JAK2 inhibitor), first in October 2013 , and then again in December 2013. An overweight position in the strong-performing holding Intercept Pharmaceuticals was another top contributor to relative performance in the health care sector during the fiscal year. Our holdings of Intercept Pharmaceuticals, a biopharmaceutical company focused on the development and commercialization of therapeutics to treat chronic liver diseases, were up substantially during the period. In January 2014, Intercept announced that the independent Data Safety Monitoring Board had ended a clinical trial early, due to highly statistically significant improvements in the trial patients. This development was described as a “major milestone,” according to Mark Pruzanski, M.D., CEO of Intercept.

The energy sector also contributed to the Fund’s outperformance over the period, due both to strong stock selection and allocation decisions. An overweight of GasLog Ltd., an owner, operator, and manager of liquefied natural gas (LNG) carriers, contributed most to positive relative performance within the sector. In June 2014, GasLog announced an order for two additional carriers and completed a previously announced purchase of three LNG carriers as well. In the materials sector, U.S. Silica Holdings was the leading contributor to relative performance. In May 2014, U.S. Silica, a domestic producer of commercial silica that operates in both the oil and gas proppants and the industrial and specialty product segments, announced that its Industrial and Specialty Products business is increasing prices for the majority of its non-contracted, fine whole-grain silica sand products, used primarily in glass-melting furnaces and building products, by an average of approximately 20%. The price increases were made to support the continuing investment the company is making in upgrading its capacity to meet the growing demand for its products and to reflect the tight supply/demand balance in the silica market.

Security selection within the information technology sector was the primary detractor from relative performance over the trailing 12-month period. Within the information technology sector, an overweight position in Imperva, Inc., detracted most from relative performance. Imperva, a data security solutions company, announced first quarter 2014 financial results below prior guidance and saw its share price decline by nearly 45% on April 10. An overweight position in Silver Spring Networks was another detractor within the information technology sector during the period. Silver Spring Networks provides a networking platform that enables utilities to transform the power grid infrastructure into a smart grid. The company missed analyst estimates for the fourth quarter of 2013, announcing quarterly revenue and earnings per share below expectations.

The industrials sector was another detractor from relative performance. Within this sector, the largest detractor was DXP Enterprises, Inc. DXP, a distributor of maintenance, repair, and operating products to industrial customers, reported first quarter 2014 earnings per share well below analyst estimates when the firm issued its quarterly earnings data in May 2014.

The Fund’s largest detractor in the consumer discretionary sector was the holding K12 Inc., a technology-based education company that offers software systems and educational services designed to facilitate individualized learning. Similar to other detractors from relative performance, K12 disappointed analysts when it released quarterly earnings data, offering softer guidance for fiscal 2014 revenue than analysts were anticipating.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended July 31, 2014
	1 Year	5 Years	10 Years	Life of Class
Class A3	4.12%	19.17%	12.20%	—
Class B4	5.46%	19.62%	12.28%	—
Class C5	8.92%	19.80%	12.13%	—
Class F6	10.80%	20.89%	—	8.97%
Class I7	10.93%	21.01%	13.26%	—
Class P7	10.64%	20.56%	12.80%	—
Class R2[6]	10.22%	20.27%	—	8.42%
Class R3[6]	10.40%	20.41%	—	8.54%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended July 31, 2014, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Class F, R2 and R3 commenced operations and performance for the classes began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2014 through July 31, 2014).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/14 – 7/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			2/1/14 -
	2/1/14	7/31/14	7/31/14
Class A
Actual	$1,000.00	$932.60	$5.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.29	$5.56
Class B
Actual	$1,000.00	$929.60	$8.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.07	$8.80
Class C
Actual	$1,000.00	$929.70	$8.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.07	$8.80
Class F
Actual	$1,000.00	$934.00	$4.12
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.53	$4.31
Class I
Actual	$1,000.00	$934.20	$3.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.03	$3.81
Class P
Actual	$1,000.00	$933.00	$4.84
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.79	$5.06
Class R2
Actual	$1,000.00	$931.50	$6.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.05	$6.80
Class R3
Actual	$1,000.00	$932.10	$5.99
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	$6.26

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.11% for Class A, 1.76% for Classes B and C, 0.86% for Class F, 0.76% for Class I, 1.01% for Class P, 1.36% for Class R2 and 1.25% for Class R3) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2014

Sector*	%**
Consumer Discretionary	17.54%
Consumer Staples	1.96%
Energy	6.68%
Financials	5.71%
Health Care	22.50%
Industrials	11.15%
Information Technology	27.26%
Materials	3.08%
Repurchase Agreement	4.12%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

July 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 94.99%

Aerospace & Defense 1.43%
Astronics Corp.*	534,475	$31,000
Hexcel Corp.*	450,846	16,794
Total		47,794

Banks 1.23%
BankUnited, Inc.	788,006	24,617
SVB Financial Group*	150,651	16,424
Total		41,041

Biotechnology 10.45%
ACADIA Pharmaceuticals, Inc.*	692,248	14,032
Aegerion Pharmaceuticals, Inc.*	247,900	8,332
Agios Pharmaceuticals, Inc.*	667,649	26,906
Alnylam Pharmaceuticals, Inc.*	439,543	23,757
Celldex Therapeutics, Inc.*	1,211,383	15,857
Cepheid, Inc.*	366,044	13,778
Epizyme, Inc.*	352,601	11,044
Foundation Medicine, Inc.*	803,287	18,090
Intercept Pharmaceuticals, Inc.*	75,811	17,616
InterMune, Inc.*	1,268,297	55,640
Myriad Genetics, Inc.*	709,252	25,604
Puma Biotechnology, Inc.*	177,865	39,436
Receptos, Inc.*	905,803	37,509
Sarepta Therapeutics, Inc.*	453,568	9,679
Synageva BioPharma Corp.*	346,251	23,687
Ultragenyx Pharmaceutical, Inc.*	205,835	8,995
Total		349,962

Building Products 0.64%
Trex Co., Inc.*	756,719	21,302

Capital Markets 3.39%
Artisan Partners Asset Management, Inc. Class A	164,421	8,566

		Fair
		Value
Investments	Shares	(000)
E*TRADE Financial Corp.*	839,577	$17,648
Evercore Partners, Inc. Class A	539,351	29,427
Financial Engines, Inc.	214,400	8,351
Stifel Financial Corp.*	645,328	29,550
WisdomTree Investments, Inc.*	1,944,167	19,947
Total		113,489

Chemicals 1.20%
Flotek Industries, Inc.*	1,394,420	40,229

Commercial Services & Supplies 1.52%
Clean Harbors, Inc.*	595,483	34,318
US Ecology, Inc.	364,441	16,494
Total		50,812

Communications Equipment 0.25%
Arista Networks, Inc.*	124,823	8,253

Construction Materials 0.88%
Eagle Materials, Inc.	325,697	29,580

Consumer Finance 1.04%
Springleaf Holdings, Inc.*	1,336,728	34,995

Diversified Consumer Services 1.52%
2U, Inc.*	1,179,497	16,584
LifeLock, Inc.*	2,479,910	34,421
Total		51,005

Electrical Equipment 0.91%
Polypore International, Inc.*	705,584	30,411

Electronic Equipment, Instruments & Components 6.12%
Belden, Inc.	348,217	23,644
Cognex Corp.*	1,024,155	41,970
FARO Technologies, Inc.*	640,415	32,424
FLIR Systems, Inc.	723,010	24,062
InvenSense, Inc.*	1,803,567	41,500
IPG Photonics Corp.*	613,621	41,327
Total		204,927

8	See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2014

		Fair
		Value
Investments	Shares	(000)
Energy Equipment & Services 2.60%
CARBO Ceramics, Inc.	305,423	$38,037
Forum Energy Technologies, Inc.*	702,056	23,371
RigNet, Inc.*	460,006	25,586
Total		86,994

Food & Staples Retailing 0.44%
United Natural Foods, Inc.*	253,160	14,840

Food Products 1.50%
Hain Celestial Group, Inc. (The)*	295,460	25,262
WhiteWave Foods Co. (The) Class A*	834,070	24,847
Total		50,109

Health Care Equipment & Supplies 5.14%
Align Technology, Inc.*	820,605	44,485
DexCom, Inc.*	682,002	25,698
Globus Medical, Inc. Class A*	737,955	16,456
Insulet Corp.*	462,408	16,341
Wright Medical Group, Inc.*	954,699	29,424
ZELTIQ Aesthetics, Inc.*(a)	1,967,186	39,816
Total		172,220

Health Care Providers & Services 4.71%
Air Methods Corp.*	519,537	26,107
Centene Corp.*	14,695	1,059
ExamWorks Group, Inc.*	1,226,650	43,289
LifePoint Hospitals, Inc.*	400,171	28,700
Team Health Holdings, Inc.*	1,036,062	58,589
Total		157,744

Health Care Technology 1.21%
Castlight Health, Inc. Class B*	631,436	8,467
Medidata Solutions, Inc.*	239,275	10,729
Veeva Systems, Inc. Class A*	901,127	21,447
Total		40,643

		Fair
		Value
Investments	Shares	(000)
Hotels, Restaurants & Leisure 2.51%
Buffalo Wild Wings, Inc.*	177,269	$25,761
Chuy’s Holdings, Inc.*	624,351	17,887
Sonic Corp.*	1,206,928	24,923
Zoe’s Kitchen, Inc.*	530,714	15,396
Total		83,967

Household Durables 3.05%
GoPro, Inc. Class A*	666,835	31,988
iRobot Corp.*	1,196,299	38,724
Tempur Sealy International, Inc.*	571,697	31,278
Total		101,990

Information Technology Services 2.55%
EPAM Systems, Inc.*	772,639	29,870
EVERTEC, Inc.	1,068,797	23,898
Luxoft Holding, Inc. (Switzerland)*(b)	386,733	12,294
QIWI plc ADR	535,439	19,303
Total		85,365

Internet & Catalog Retail 1.89%
Coupons.com, Inc.*	753,254	15,465
RetailMeNot, Inc.*	589,095	14,409
zulily, Inc. Class A*(a)	968,288	33,522
Total		63,396

Internet Software & Services 7.47%
58.com, Inc. ADR*	270,657	13,303
Benefitfocus, Inc.*	560,097	21,586
comScore, Inc.*	1,259,198	45,570
CoStar Group, Inc.*	72,334	10,397
Criteo SA ADR*	539,097	16,044
Demandware, Inc.*	563,927	33,971
GrubHub, Inc.*	799,186	29,002
Leju Holdings Ltd. ADR*	123,310	1,610
MercadoLibre, Inc. (Argentina)(b)	95,451	8,829
Rocket Fuel, Inc.*	825,050	21,790
Shutterstock, Inc.*	288,203	22,463

See Notes to Financial Statements.	9

Schedule of Investments (continued)

July 31, 2014

		Fair
		Value
Investments	Shares	(000)
Internet Software & Services (continued)
Xoom Corp.*	825,544	$17,881
Yelp, Inc.*	114,474	7,688
Total		250,134

Life Sciences Tools & Services 0.50%
Fluidigm Corp.*	583,053	16,693

Machinery 1.97%
Chart Industries, Inc.*	218,835	16,642
Manitowoc Co., Inc. (The)	384,403	10,210
Woodward, Inc.	779,685	38,953
Total		65,805

Media 1.60%
Rentrak Corp.*	570,210	28,305
Sinclair Broadcast Group, Inc. Class A	783,472	25,314
Total		53,619

Metals & Mining 0.97%
Allegheny Technologies, Inc.	416,680	15,688
U.S. Silica Holdings, Inc.	299,644	16,846
Total		32,534

Oil, Gas & Consumable Fuels 4.02%
GasLog Ltd. (Monaco)(b)	925,562	23,602
Kodiak Oil & Gas Corp.*	3,362,443	52,253
Oasis Petroleum, Inc.*	502,677	26,868
Parsley Energy, Inc. Class A*	1,412,864	31,888
Total		134,611

Pharmaceuticals 0.27%
Pacira Pharmaceuticals, Inc.*	60,246	5,543
Revance Therapeutics, Inc.*	112,652	3,456
Total		8,999

Professional Services 1.06%
On Assignment, Inc.*	595,466	16,084
Paylocity Holding Corp.*	495,596	9,709
TriNet Group, Inc.*	415,316	9,718
Total		35,511

		Fair
		Value
Investments	Shares	(000)
Road & Rail 2.37%
Genesee & Wyoming, Inc. Class A*	344,477	$34,355
Knight Transportation, Inc.	1,882,722	45,110
Total		79,465

Semiconductors & Semiconductor Equipment 6.50%
Cavium, Inc.*	1,013,137	47,263
Diodes, Inc.*	650,992	16,600
Intersil Corp. Class A	1,145,867	14,702
Rambus, Inc.*	2,525,075	29,064
SunEdison, Inc.*	1,645,109	32,902
SunPower Corp.*	1,026,964	37,720
Synaptics, Inc.*	545,582	39,407
Total		217,658

Software 2.83%
Barracuda Networks, Inc.*	492,023	13,664
FireEye, Inc.*	534,030	18,958
Fortinet, Inc.*	713,705	17,521
Materialise NV ADR*	305,543	3,459
Tableau Software, Inc. Class A*	260,850	16,955
Ultimate Software Group, Inc. (The)*	178,850	24,129
Total		94,686

Specialty Retail 4.14%
Asbury Automotive Group, Inc.*	355,936	24,036
Lithia Motors, Inc. Class A	293,932	26,116
Mattress Firm Holding Corp.*	816,479	38,048
Restoration Hardware Holdings, Inc.*	616,395	50,415
Total		138,615

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2014

		Fair
		Value
Investments	Shares	(000)
Technology Hardware, Storage & Peripherals 1.29%
Cray, Inc.*	941,704	$24,974
Nimble Storage, Inc.*	709,029	18,350
Total		43,324

Textiles, Apparel & Luxury Goods 2.66%
Deckers Outdoor Corp.*	204,978	18,143
Kate Spade & Co.*	689,993	26,102
Skechers U.S.A., Inc. Class A*	861,791	44,960
Total		89,205

Trading Companies & Distributors 1.16%
Air Lease Corp.	476,942	16,431
Rush Enterprises, Inc. Class A*	634,047	22,337
Total		38,768
Total Common Stocks (cost $2,874,094,527)		3,180,695

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 4.08%

Repurchase Agreement
Repurchase Agreement dated 7/31/2014, Zero Coupon due 8/1/2014 with Fixed Income Clearing Corp. collateralized by $140,010,000 of Federal National Mortgage Assoc. 0.75% due 4/20/2017; value: $139,309,950; proceeds: $136,574,868. (cost $136,574,868)	$136,575	$136,575
Total Investments in Securities 99.07% (cost $3,010,669,395)		3,317,270
Other Assets in Excess of Liabilities 0.93%		31,276
Net Assets 100.00%		$3,348,546

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Affiliated issuers (holding represents 5% or more of the underlying issuer’s outstanding voting shares). (See Note 10).
(b)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of July 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$3,180,695	$—	$—	$3,180,695
Repurchase Agreement	—	136,575	—	136,575
Total	$3,180,695	$136,575	$—	$3,317,270

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the period ended July 31, 2014.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

July 31, 2014

ASSETS:
Investments in unaffiliated issuers, at fair value (cost $2,944,179,767)	$3,243,932,000
Investments in affiliated issuers, at fair value (cost $66,489,628)	73,337,976
Receivables:
Investment securities sold	146,782,028
Capital shares sold	2,934,952
Dividends	100,790
Prepaid expenses and other assets	79,230
Total assets	3,467,166,976
LIABILITIES:
Payables:
Investment securities purchased	109,309,838
Capital shares reacquired	3,989,998
12b-1 distribution fees	1,623,858
Management fee	1,506,746
Directors’ fees	524,060
Fund administration	118,841
To affiliates (See Note 3)	84,250
Accrued expenses	1,463,195
Total liabilities	118,620,786
NET ASSETS	$3,348,546,190
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,542,685,703
Accumulated net investment loss	(524,060)
Accumulated net realized gain on investments	499,783,966
Net unrealized appreciation on investments	306,600,581
Net Assets	$3,348,546,190

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

July 31, 2014

Net assets by class:
Class A Shares	$1,205,394,519
Class B Shares	$9,914,181
Class C Shares	$112,398,739
Class F Shares	$158,298,197
Class I Shares	$1,463,636,293
Class P Shares	$90,665,253
Class R2 Shares	$14,855,438
Class R3 Shares	$293,383,570
Outstanding shares by class:
Class A Shares (875 million shares of common stock authorized, $.001 par value)	49,457,998
Class B Shares (40 million shares of common stock authorized, $.001 par value)	497,216
Class C Shares (25 million shares of common stock authorized, $.001 par value)	5,591,908
Class F Shares (30 million shares of common stock authorized, $.001 par value)	6,352,975
Class I Shares (100 million shares of common stock authorized, $.001 par value)	54,515,950
Class P Shares (30 million shares of common stock authorized, $.001 par value)	3,807,838
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	623,824
Class R3 Shares (30 million shares of common stock authorized, $.001 par value)	12,206,618
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$24.37
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$25.86
Class B Shares-Net asset value	$19.94
Class C Shares-Net asset value	$20.10
Class F Shares-Net asset value	$24.92
Class I Shares-Net asset value	$26.85
Class P Shares-Net asset value	$23.81
Class R2 Shares-Net asset value	$23.81
Class R3 Shares-Net asset value	$24.03

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended July 31, 2014

Investment income:
Dividends (net of foreign withholding taxes of $22,255)	$7,345,721
Total investment income	7,345,721
Expenses:
Management fee	17,903,802
12b-1 distribution plan-Class A	4,541,738
12b-1 distribution plan-Class B	127,030
12b-1 distribution plan-Class C	1,225,813
12b-1 distribution plan-Class F	168,369
12b-1 distribution plan-Class P	265,654
12b-1 distribution plan-Class R2	103,248
12b-1 distribution plan-Class R3	1,598,946
Shareholder servicing	5,374,684
Fund administration	1,412,304
Subsidy (See Note 3)	461,126
Reports to shareholders	186,642
Registration	176,777
Directors’ fees	161,414
Custody	95,365
Professional	69,959
Other	66,556
Gross expenses	33,939,427
Expense reductions (See Note 8)	(2,910)
Net expenses	33,936,517
Net investment loss	(26,590,796)
Net realized and unrealized gain (loss):
Net realized gain on investments in unaffiliated issuers	843,874,258
Net realized gain on investments in affiliated issuers	3,620,111
Net change in unrealized appreciation/depreciation on investments	(495,793,530)
Net realized and unrealized gain	351,700,839
Net Increase in Net Assets Resulting From Operations	$325,110,043

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE IN NET ASSETS	For the Year Ended July 31, 2014	For the Year Ended July 31, 2013
Operations:
Net investment loss	$(26,590,796)	$(16,692,810)
Net realized gain on investments in affiliated and unaffiliated issuers	847,494,369	428,901,409
Net change in unrealized appreciation/depreciation on investments	(495,793,530)	430,575,088
Net increase in net assets resulting from operations	325,110,043	842,783,687
Distributions to shareholders from:
Net realized gain
Class A	(236,161,401)	(77,058,196)
Class B	(2,877,024)	(1,190,233)
Class C	(26,097,350)	(9,266,403)
Class F	(30,372,276)	(10,252,440)
Class I	(236,822,523)	(62,625,344)
Class P	(19,221,012)	(6,568,286)
Class R2	(3,213,714)	(983,333)
Class R3	(59,143,866)	(17,642,330)
Total distributions to shareholders	(613,909,166)	(185,586,565)
Capital share transactions (Net of share conversions) (See Note 13):
Net proceeds from sales of shares	842,463,384	571,781,378
Reinvestment of distributions	571,337,582	173,052,963
Cost of shares reacquired	(890,492,126)	(687,427,980)
Net increase in net assets resulting from capital share transactions	523,308,840	57,406,361
Net increase in net assets	234,509,717	714,603,483
NET ASSETS:
Beginning of year	$3,114,036,473	$2,399,432,990
End of year	$3,348,546,190	$3,114,036,473
Accumulated net investment loss	$(524,060)	$(448,760)

See Notes to Financial Statements.	15

Financial Highlights

	Class A Shares
	Year Ended 7/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$26.80	$21.24	$23.11	$16.51	$13.49
Investment operations:
Net investment loss(a)	(.23)	(.17)	(.20)	(.21)	(.16)
Net realized and unrealized gain (loss)	3.16	7.44	(.41)	6.81	3.18
Total from investment operations	2.93	7.27	(.61)	6.60	3.02
Distributions to shareholders from:
Net realized gain	(5.36)	(1.71)	(1.26)	—	—
Net asset value, end of year	$24.37	$26.80	$21.24	$23.11	$16.51
Total Return(b)	10.49%	37.40%	(2.03)%	39.98%	22.48%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.08%	1.11%	1.12%	1.09%	1.14%
Expenses, excluding expense reductions	1.08%	1.11%	1.12%	1.09%	1.14%
Net investment loss	(.87)%	(.75)%	(.96)%	(.99)%	(1.01)%

Supplemental Data:
Net assets, end of year (000)	$1,205,395	$1,188,182	$983,120	$979,130	$570,044
Portfolio turnover rate	242.06%	201.80%	195.11%	136.95%	156.05%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 7/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.92	$18.52	$20.46	$14.72	$12.10
Investment operations:
Net investment loss(a)	(.34)	(.26)	(.29)	(.30)	(.23)
Net realized and unrealized gain (loss)	2.72	6.37	(.39)	6.04	2.85
Total from investment operations	2.38	6.11	(.68)	5.74	2.62
Distributions to shareholders from:
Net realized gain	(5.36)	(1.71)	(1.26)	—	—
Net asset value, end of year	$19.94	$22.92	$18.52	$20.46	$14.72
Total Return(b)	9.81%	36.44%	(2.61)%	39.09%	21.67%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.73%	1.76%	1.76%	1.74%	1.79%
Expenses, excluding expense reductions	1.73%	1.76%	1.76%	1.74%	1.79%
Net investment loss	(1.53)%	(1.39)%	(1.59)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of year (000)	$9,914	$13,286	$14,273	$21,161	$21,160
Portfolio turnover rate	242.06%	201.80%	195.11%	136.95%	156.05%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class C Shares
	Year Ended 7/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$23.06	$18.63	$20.58	$14.80	$12.17
Investment operations:
Net investment loss(a)	(.34)	(.27)	(.29)	(.31)	(.23)
Net realized and unrealized gain (loss)	2.74	6.41	(.40)	6.09	2.86
Total from investment operations	2.40	6.14	(.69)	5.78	2.63
Distributions to shareholders from:
Net realized gain	(5.36)	(1.71)	(1.26)	—	—
Net asset value, end of year	$20.10	$23.06	$18.63	$20.58	$14.80
Total Return(b)	9.79%	36.44%	(2.60)%	38.99%	21.71%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.73%	1.76%	1.77%	1.74%	1.79%
Expenses, excluding expense reductions	1.73%	1.76%	1.77%	1.74%	1.79%
Net investment loss	(1.53)%	(1.39)%	(1.60)%	(1.64)%	(1.66)%

Supplemental Data:
Net assets, end of year (000)	$112,399	$115,966	$107,011	$134,684	$79,512
Portfolio turnover rate	242.06%	201.80%	195.11%	136.95%	156.05%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 7/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$27.23	$21.50	$23.33	$16.62	$13.55
Investment operations:
Net investment loss(a)	(.17)	(.11)	(.15)	(.16)	(.12)
Net realized and unrealized gain (loss)	3.22	7.55	(.42)	6.87	3.19
Total from investment operations	3.05	7.44	(.57)	6.71	3.07
Distributions to shareholders from:
Net realized gain	(5.36)	(1.71)	(1.26)	—	—
Net asset value, end of year	$24.92	$27.23	$21.50	$23.33	$16.62
Total Return(b)	10.80%	37.69%	(1.74)%	40.31%	22.75%
Ratios to Average Net Assets:
Expenses, including expense reductions	.83%	.86%	.87%	.84%	.88%
Expenses, excluding expense reductions	.83%	.86%	.87%	.84%	.88%
Net investment loss	(.63)%	(.50)%	(.71)%	(.74)%	(.75)%

Supplemental Data:
Net assets, end of year (000)	$158,298	$160,061	$141,616	$190,426	$93,269
Portfolio turnover rate	242.06%	201.80%	195.11%	136.95%	156.05%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class I Shares
	Year Ended 7/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$28.95	$22.73	$24.55	$17.48	$14.23
Investment operations:
Net investment loss(a)	(.15)	(.10)	(.14)	(.15)	(.11)
Net realized and unrealized gain (loss)	3.41	8.03	(.42)	7.22	3.36
Total from investment operations	3.26	7.93	(.56)	7.07	3.25
Distributions to shareholders from:
Net realized gain	(5.36)	(1.71)	(1.26)	—	—
Net asset value, end of year	$26.85	$28.95	$22.73	$24.55	$17.48
Total Return(b)	10.93%	37.83%	(1.69)%	40.45%	22.93%
Ratios to Average Net Assets:
Expenses, including expense reductions	.74%	.76%	.77%	.75%	.79%
Expenses, excluding expense reductions	.74%	.76%	.77%	.75%	.79%
Net investment loss	(.53)%	(.41)%	(.61)%	(.65)%	(.66)%

Supplemental Data:
Net assets, end of year (000)	$1,463,636	$1,225,883	$830,601	$601,226	$279,772
Portfolio turnover rate	242.06%	201.80%	195.11%	136.95%	156.05%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

20	See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 7/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$26.27	$20.85	$22.71	$16.25	$13.29
Investment operations:
Net investment loss(a)	(.20)	(.16)	(.19)	(.22)	(.17)
Net realized and unrealized gain (loss)	3.10	7.29	(.41)	6.68	3.13
Total from investment operations	2.90	7.13	(.60)	6.46	2.96
Distributions to shareholders from:
Net realized gain	(5.36)	(1.71)	(1.26)	—	—
Net asset value, end of year	$23.81	$26.27	$20.85	$22.71	$16.25
Total Return(b)	10.64%	37.37%	(2.02)%	39.75%	22.36%
Ratios to Average Net Assets:
Expenses, including expense reductions	.98%	1.09%	1.12%	1.19%	1.24%
Expenses, excluding expense reductions	.98%	1.09%	1.12%	1.19%	1.24%
Net investment loss	(.78)%	(.74)%	(.95)%	(1.09)%	(1.11)%

Supplemental Data:
Net assets, end of year (000)	$90,665	$110,917	$85,649	$121,589	$115,303
Portfolio turnover rate	242.06%	201.80%	195.11%	136.95%	156.05%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 7/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$26.35	$20.96	$22.89	$16.39	$13.43
Investment operations:
Net investment loss(a)	(.29)	(.22)	(.25)	(.27)	(.20)
Net realized and unrealized gain (loss)	3.11	7.32	(.42)	6.77	3.16
Total from investment operations	2.82	7.10	(.67)	6.50	2.96
Distributions to shareholders from:
Net realized gain	(5.36)	(1.71)	(1.26)	—	—
Net asset value, end of year	$23.81	$26.35	$20.96	$22.89	$16.39
Total Return(b)	10.22%	37.00%	(2.23)%	39.60%	22.13%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.33%	1.36%	1.37%	1.35%	1.39%
Expenses, excluding expense reductions	1.33%	1.36%	1.37%	1.35%	1.39%
Net investment loss	(1.13)%	(1.00)%	(1.21)%	(1.24)%	(1.26)%

Supplemental Data:
Net assets, end of year (000)	$14,855	$14,740	$12,522	$11,187	$3,453
Portfolio turnover rate	242.06%	201.80%	195.11%	136.95%	156.05%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

22	See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 7/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$26.53	$21.07	$22.97	$16.44	$13.45
Investment operations:
Net investment loss(a)	(.27)	(.20)	(.23)	(.25)	(.18)
Net realized and unrealized gain (loss)	3.13	7.37	(.41)	6.78	3.17
Total from investment operations	2.86	7.17	(.64)	6.53	2.99
Distributions to shareholders from:
Net realized gain	(5.36)	(1.71)	(1.26)	—	—
Net asset value, end of year	$24.03	$26.53	$21.07	$22.97	$16.44
Total Return(b)	10.40%	37.09%	(2.13)%	39.72%	22.32%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.23%	1.26%	1.27%	1.25%	1.28%
Expenses, excluding expense reductions	1.23%	1.26%	1.27%	1.25%	1.28%
Net investment loss	(1.02)%	(.90)%	(1.12)%	(1.15)%	(1.16)%

Supplemental Data:
Net assets, end of year (000)	$293,384	$285,000	$224,641	$159,496	$59,661
Portfolio turnover rate	242.06%	201.80%	195.11%	136.95%	156.06%
(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	23

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus. The Fund is closed to most new investors but is open to certain new investors on a limited basis as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee and approved by the Board. The Pricing Committee considers a number

Notes to Financial Statements (continued)

of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2011 through July 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2014, the effective management fee was at an annualized rate of .51% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with Lord Abbett Alpha Strategy Fund of Lord Abbett Securities Trust and Lord Abbett Diversified Equity Strategy Fund of Lord Abbett Investment Trust (each, a “Fund of Funds”), pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fee and distribution and service fees) of each applicable Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of July 31, 2014, the percentages of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund and Lord Abbett Diversified Equity Strategy Fund were 7.05% and 0.36%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A	Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	.25%	.25%	—	.25%	.25%	.25%
Distribution	.10%	.75%	.75%	.10%	.20%	.35%	.25%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2014:

Distributor	Dealers’
Commissions	Concessions
$30,502	$172,870

Distributor received CDSCs of $2,429 and $3,177 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2014.

A Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

Notes to Financial Statements (continued)

temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended July 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	7/31/2014	7/31/2013
Distributions paid from:
Ordinary income	$236,981,734	$—
Net long-term capital gains	376,927,432	185,586,565
Total distributions paid	$613,909,166	$185,586,565

As of July 31, 2014, the components of accumulated gains on a tax-basis were as follows:

Undistributed ordinary income – net	$42,118,950
Undistributed long-term capital gains	491,057,144
Total undistributed earnings	$533,176,094
Temporary differences	(524,060)
Unrealized gains – net	273,208,453
Total accumulated gains – net	$805,860,487

As of July 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,044,061,523
Gross unrealized gain	361,967,830
Gross unrealized loss	(88,759,377)
Net unrealized security gain	$273,208,453

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended July 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated Net	Accumulated Net
Investment Loss	Realized Gain
$26,515,496	$(26,515,496)

The permanent differences are attributable to the tax treatment of net investment losses.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2014 were as follows:

Purchases	Sales
$8,299,267,525	$8,547,747,964

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2014.

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$136,574,868	$—	$136,574,868
Total	$136,574,868	$—	$136,574,868

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$136,574,868	$—	$—	$(136,574,868)	$—
Total	$136,574,868	$—	$—	$(136,574,868)	$—

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2014.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the

Notes to Financial Statements (continued)

Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included in Other expenses on each Participating Fund’s Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended July 31, 2014, a participating fund utilized the Facility and fully repaid its borrowings on August 11, 2014.

10.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the fiscal year ended July 31, 2014:

								Dividend
	Balance of			Balance of			Net Realized	Income
	Shares			Shares			Gain/(Loss)	8/1/2013
Affiliated	Held at	Gross	Gross	Held at	Value at		8/1/2013 to	to
Issuer	7/31/2013	Addition	Sales	7/31/2014	7/31/2014		7/31/2014(a)	7/31/2014(a)
Astronics Corp.(b)	—	835,493	(301,018)	534,475	$—	(c)	$—	$—
Chuy’s Holdings, Inc.(b)	518,189	728,976	(622,814)	624,351	—	(c)	(431,856)	—
FARO Technologies, Inc.(b)	—	912,545	(272,130)	640,415	—	(c)	(73,043)	—
GoPro, Inc.(b)	—	1,150,053	(483,218)	666,835	—	(c)	4,366,831	—
ZELTIQ Aesthetics, Inc.(b)	—	2,221,137	(253,951)	1,967,186	39,815,845		(241,821)	—
zulily, Inc. Class A(b)	—	1,015,589	(47,301)	968,288	33,522,131		—	—
Total					73,337,976		3,620,111	—

(a)	Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.
(b)	Not an affiliated issuer as of July 31, 2013.
(c)	No longer an affiliated issuer as of July 31, 2014.

Notes to Financial Statements (continued)

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
		July 31, 2014		July 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	9,700,983	$258,791,616	8,861,391	$198,422,726
Converted from Class B*	43,683	1,149,400	89,895	1,991,207
Reinvestment of distributions	8,682,287	216,536,246	3,690,136	70,924,405
Shares reacquired	(13,304,879)	(348,086,525)	(14,593,941)	(320,519,955)
Increase (decrease)	5,122,074	$128,390,737	(1,952,519)	$(49,181,617)
Class B Shares
Shares sold	18,392	$402,180	16,882	$310,950
Reinvestment of distributions	134,473	2,756,701	69,356	1,145,066
Shares reacquired	(182,665)	(3,967,605)	(172,583)	(3,290,225)
Converted to Class A*	(52,790)	(1,149,400)	(104,370)	(1,991,207)
Decrease	(82,590)	$(1,958,124)	(190,715)	$(3,825,416)
Class C Shares
Shares sold	421,120	$9,047,734	288,546	$5,384,798
Reinvestment of distributions	987,632	20,404,474	441,179	7,332,394
Shares reacquired	(845,341)	(18,652,343)	(1,444,930)	(26,923,917)
Increase (decrease)	563,411	$10,799,865	(715,205)	$(14,206,725)
Class F Shares
Shares sold	1,354,882	$36,269,514	1,097,564	$24,839,996
Reinvestment of distributions	1,034,882	26,348,098	461,921	9,007,465
Shares reacquired	(1,914,354)	(51,696,713)	(2,267,618)	(50,053,635)
Increase (decrease)	475,410	$10,920,899	(708,133)	$(16,206,174)

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
		July 31, 2014		July 31, 2013
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	15,134,744	$443,297,257	10,876,378	$269,848,806
Reinvestment of distributions	8,205,040	224,900,148	2,890,545	59,863,193
Shares reacquired	(11,169,857)	(319,755,075)	(7,964,662)	(190,360,251)
Increase	12,169,927	$348,442,330	5,802,261	$139,351,748
Class P Shares
Shares sold	302,418	$7,907,110	879,442	$19,214,082
Reinvestment of distributions	785,802	19,134,280	346,749	6,532,744
Shares reacquired	(1,502,890)	(40,016,624)	(1,111,661)	(24,149,321)
Increase (decrease)	(414,670)	$(12,975,234)	114,530	$1,597,505
Class R2 Shares
Shares sold	307,643	$8,106,006	251,158	$5,614,455
Reinvestment of distributions	86,596	2,113,801	31,978	605,355
Shares reacquired	(329,750)	(8,365,967)	(321,112)	(7,074,467)
Increase (decrease)	64,489	$1,853,840	(37,976)	$(854,657)
Class R3 Shares
Shares sold	2,939,112	$78,641,967	2,135,683	$48,145,565
Reinvestment of distributions	2,402,268	59,143,834	926,107	17,642,341
Shares reacquired	(3,877,904)	(99,951,274)	(2,979,528)	(65,056,209)
Increase	1,463,476	$37,834,527	82,262	$731,697

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2014 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
September 25, 2014

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978-2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 2001.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC (2005 – 2006) and Associate at Willkie Farr & Gallagher LLP (2004 – 2006).

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Anthony W. Hipple (1964)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2002.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Susan D. Lively (1981)	Vice President and Assistant Secretary	Elected in 2014	Counsel, joined Lord Abbett in 2011 and was formerly an Associate at Sidley Austin LLP (2008 - 2011).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly a Managing Director and Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30th are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

4% of the ordinary income distributions paid by the Fund during the fiscal year ended July 31, 2014 is qualified dividend income. For corporate shareholders, 4% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended July 31, 2014, $236,981,734 and $376,927,432, respectively, represent short-term capital gains and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by

LORD ABBETT DISTRIBUTOR LLC.

Lord Abbett Developing Growth Fund, Inc.	LADG-2 (09/14)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2014 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2014 and 2013 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2014	2013
Audit Fees {a}	$44,300	$43,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	$44,300	$43,000

Tax Fees {b}	7,628	7,379
All Other Fees	- 0 -	- 0 -

Total Fees	$51,928	$50,379

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended July 31, 2014 and 2013 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2014 and 2013 were:

	Fiscal year ended:
	2014	2013
All Other Fees {a}	$185,734	$180,602

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2014 and 2013 were:

	Fiscal year ended:
	2014		2013
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 22, 2014

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 22, 2014

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 22, 2014